Combined Summarized Operating Results For Affiliates (Detail) (Other Investments, USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other Investments
Segment Reporting, Revenue Reconciling Item [Line Items]
Total revenues	$ 291	$ 360	$ 986
Expenses	(214)	(274)	(769)
Depreciation and amortization	(23)	(119)	(121)
Operating profit (loss)	54	(33)	96
Interest income		3	10
Interest expense	(44)	(53)	(118)
Net income (loss)	$ 10	$ (83)	$ (12)